As filed with the Securities and Exchange Commission on June 2, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Item 1. Reports to Stockholders.

Annual Report

March 31, 2017

DoubleLine Selective Credit Fund

DBSCX (I-share)

Shares of the DoubleLine Selective Credit Fund (the “Fund”) may currently be purchased in transactions by DoubleLine Capital LP (the “Adviser”) or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, as amended, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts.

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	March 31, 2017	3

President’s Letter	(Unaudited) March 31, 2017

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Selective Credit Fund (DBSCX, the “Fund”), I am pleased to deliver this Annual Report for the 12-month period ended March 31, 2017. On the following pages you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds

May 1, 2017

4	DoubleLine Selective Credit Fund

Financial Markets Highlights	(Unaudited) March 31, 2017

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 12-month period ended March 31, 2017, non-Agency MBS spreads continued to tighten since the February 2016 widening in spreads. The tightening in non-Agency MBS spreads occurred in conjunction with a tightening in credit spreads in general (including for Investment Grade Corporate, High Yield (HY), and Structured Products). Contributing to the spread tightening is an improvement in housing fundamentals, primarily home price appreciation and the technicals of the non-Agency MBS market, where no new securities have been created since the financial crisis, leading to a supply and demand imbalance.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 12-month period ended March 31, 2017, new issue CMBS spreads tightened alongside broader credit and equity indices. While the first quarter of 2016 saw meaningful widening on low oil prices and macro uncertainty, the fourth quarter of 2016 and the first quarter of 2017 saw meaningful tightening in credit, largely led by a risk-on sentiment post-election. The Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value returned 0.59%, outperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of 0.44%. For the period, 10-year AAA last cash flows (LCFs) tightened by 0.34% to 0.94% over swaps, while BBB- bonds tightened by 2.25% to 4.40% over swaps. On the new issue front, private label CMBS issuance was down 22% year-over-year (YoY) as issuers grappled with how best to implement the relatively new risk retention rules while facing increased competition from private capital lenders. $45.7 billion in new issuance priced during the 12-month reporting period compared to $58.1 billion from April 2015 through March 2016. The Trepp CMBS Delinquency Rate for U.S. Commercial Real Estate loans has moved higher in 11 of the 13 month-period ended March 31, 2017 and ended the period at 5.37%, 1.15% higher YoY, as 10-year loans originated in 2006/2007 face difficulty refinancing at maturity.

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ending March 31, 2017, CLO issuance was $81.4 billion, largely due to a rebound from the beginning of the period through the end of 2016, totaling $64 billion. The most active quarter of issuance was during the fourth quarter of 2016 as the Dodd-Frank Risk Retention rule’s effective date of December 24, 2016 approached. Issuance for the first quarter of 2017 started off slowly as the market was still absorbing all the supply from the fourth quarter of 2016. Risk Retention went effective on December 24, 2016 so all deals issued afterward will have to comply with Risk Retention rules. After a slow January 2017 issuance, managers issued more deals in February. In total, the period ended with $17.38 billion in issuance. Coming off the volatility in spreads at the beginning of the period, spreads compressed and ended the period near the all-time tightest spreads across the capital stack. Refinancing activity has also been at historically high levels as managers are trying to bring down their cost of debt and take advantage of the tighter spreads during the period.

Annual Report	March 31, 2017	5

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2017

DoubleLine Selective Credit Fund

For the 12-month period ended March 31, 2017, the DoubleLine Selective Credit Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 0.44%. During the period, yields across the U.S. Treasury curve increased with 2-year yields increasing by about 0.53% and 10-year yields increasing by about 0.62%. Valuations were mixed across the credit spectrum amongst non-Agency MBS. Alt-A bonds were the highest contributors to performance despite the sector facing some weakness in valuations for the period. Prime bonds contributed positively to returns while Subprime bonds experienced the highest absolute return for the period due to the combination of strong price appreciation and healthy interest carry from the sector. Non-Agency interest-only securities detracted from returns as they suffered from price declines during the period. CLOs and CMBS contributed positively to performance for the period, benefitting from credit spreads tightening and high coupon returns, respectively.

Period Ended 3-31-17	1-Year
I-Share	8.69%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2017 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund. It may also be used as sales literature when preceded or accompanied by the current private placement memorandum.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Since the Fund is currently offered only to a limited number of investors, as described in the private placement memorandum, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses as a percentage of net assets at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. A liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Additional principal risks for the Fund can be found in the private placement memorandum.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from Standard & Poor’s (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default.

Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Agency (“NRSRO”, generally S&P, Moody’s and Fitch). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on the corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

6	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2017

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Quasar Distributors, LLC provides filing administration for the DoubleLine Selective Credit Fund.

Annual Report	March 31, 2017	7

Standardized Performance Summary	(Unaudited) March 31, 2017

DBSCX
Selective Credit Fund Returns as of March 31, 2017	1-Year	Since Inception Annualized (8-4-14 to 3-31-17)
I-share (DBSCX)	8.69%	5.64%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	2.23%

The performance information shown assumes the reinvestment of all dividends and distributions. Performance reflects management fees and other fund expenses. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200.

8	DoubleLine Selective Credit Fund

Schedule of Investments DoubleLine Selective Credit Fund	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.3%

	Colony American Homes,
6,001,000	Series 2014-2A-E	4.18%	#^	07/17/2031	6,013,330

	MarketPlace Loan Trust,
169,098	Series 2015-CB1-A	4.00%	^	07/15/2021	168,992

	Total Asset Backed Obligations (Cost $6,219,640)				6,182,322

COLLATERALIZED LOAN OBLIGATIONS 0.6%

	Apidos Ltd.,
1,000,000	Series 2014-18A-D	6.24%	#^	07/22/2026	987,555

	Babson Ltd.,
250,000	Series 2014-3A-E2	7.52%	#^	01/15/2026	251,843

	ING Ltd.,
250,000	Series 2013-1A-D	6.02%	#^	04/15/2024	248,153

	Madison Park Funding Ltd.,
250,000	Series 2014-15A-DR	6.48%	#^	01/27/2026	249,502

	Octagon Investment Partners Ltd.,
500,000	Series 2014-1A-D	7.64%	#^	11/14/2026	505,014
250,000	Series 2014-1A-E2	7.79%	#^	11/25/2025	255,158
250,000	Series 2014-1A-F	7.34%	#^	11/25/2025	230,870

	Venture Ltd.,
250,000	Series 2016-12A-ER	7.25%	#^	02/28/2026	245,022

	Total Collateralized Loan Obligations (Cost $2,879,126)				2,973,117

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 4.1%

	Banc of America Commercial Mortgage Trust,
182,000	Series 2007-4-B	5.96%	#^	02/10/2051	181,494

	Barclays Commercial Mortgage Securities, LLC,
282,000	Series 2014-BXO-E	3.33%	#^	08/15/2027	281,461

	BB-UBS Trust,
214,000	Series 2012-TFT-TE	3.56%	#^	06/05/2030	197,515

	Bear Stearns Commercial Mortgage Securities, Inc.,
500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	480,460

	CDGJ Commercial Mortgage Trust,
500,000	Series 2014-BXCH-B	2.76%	#^	12/15/2027	500,819

	CGCMT Trust,
425,000	Series 2010-RR2-JA4B	6.07%	#^	02/19/2051	430,830

	Citigroup Commercial Mortgage Trust,
400,000	Series 2007-C6-AM	5.78%	#	12/10/2049	405,324
500,000	Series 2007-C6-AMFX	5.78%	#^	12/10/2049	502,614
500,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	402,344

	COBALT Commercial Mortgage Trust,
250,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	252,812

	Commercial Mortgage Pass-Through Certificates,
271,000	Series 2007-C9-AJFL	1.55%	#^	12/10/2049	267,631
227,000	Series 2012-CR4-D	4.57%	#^	10/15/2045	207,157
411,000	Series 2012-CR4-E	4.57%	#^	10/15/2045	281,403
250,000	Series 2014-CR19-C	4.72%	#	08/10/2047	254,627
500,000	Series 2015-3BP-B	3.24%	#^	02/10/2035	498,339
500,000	Series 2015-CR22-D	4.13%	#^	03/10/2048	402,735
500,000	Series 2015-DC1-D	4.35%	#^	02/10/2048	409,171

	Countrywide Commercial Mortgage Trust,
369,641	Series 2007-MF1-A	6.21%	#^	11/12/2043	371,692

	CSAIL Commercial Mortgage Trust,
500,000	Series 2015-C1-D	3.80%	#^	04/15/2050	419,234

	GMAC Commercial Mortgage Securities Trust,
347,000	Series 2004-C3-E	5.14%	#^	12/10/2041	344,380

	JP Morgan Chase Commercial Mortgage Securities Corporation,
307,896	Series 2006-LDP9-AM	5.37%		05/15/2047	307,648
250,000	Series 2007-CB20-A	6.18%	#	02/12/2051	256,094

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Trust,
107,000	Series 2004-CBX-D	5.10%	#	01/12/2037	108,789
531,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	525,178
208,000	Series 2016-WIKI-E	4.01%	#^	10/05/2031	203,684
249,000	Series 2016-WPT-E	5.91%	#^	10/15/2033	254,169

	JPMBB Commercial Mortgage Securities Trust,
500,000	Series 2015-C27-D	3.84%	#^	02/15/2048	395,080

	LMREC, Inc.,
500,000	Series 2015-CRE1-A	2.73%	#^	02/22/2032	503,925

	Merrill Lynch Mortgage Trust,
425,000	Series 2007-C1-AM	5.84%	#	06/12/2050	418,251

	Morgan Stanley Bank of America Merrill Lynch Trust,
250,000	Series 2014-C18-C	4.49%	#	10/15/2047	246,520
350,000	Series 2014-C19-C	4.00%		12/15/2047	327,085
699,000	Series 2015-C20-D	3.07%	^	02/15/2048	527,833

	Morgan Stanley Capital, Inc.,
406,890	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	399,568
500,000	Series 2014-MP-D	3.69%	#^	08/11/2029	506,268

	Morgan Stanley Re-Remic Trust,
500,000	Series 2010-GG10-A4B	5.95%	#^	08/15/2045	499,868

	Sutherland Commercial Mortgage Loans LLC,
217,399	Series 2015-SBC4-A	4.00%	^	06/25/2039	216,610

	UBS-Barclays Commercial Mortgage Trust,
105,000	Series 2013-C6-D	4.35%	#^	04/10/2046	94,652

	Wachovia Bank Commercial Mortgage Trust,
282,000	Series 2006-C25-F	5.88%	#	05/15/2043	282,849
496,000	Series 2006-C26-AM	6.06%	#	06/15/2045	499,728
290,009	Series 2007-C30-AJ	5.41%	#	12/15/2043	292,183

	Waterfall Commercial Mortgage Trust,
5,167,680	Series 2015-SBC5-A	4.10%	#^	09/14/2022	5,161,270

	Wells Fargo Commercial Mortgage Trust,
500,000	Series 2015-C26-D	3.59%	^	02/15/2048	368,935

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $19,934,090)				19,488,229

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 93.0%

	Ajax Mortgage Loan Trust,
2,702,752	Series 2016-1-A	4.25%	#^	07/25/2047	2,677,397

	Alternative Loan Trust,
9,368,986	Series 2005-79CB-A1	1.53%	#	01/25/2036	6,036,506
9,368,986	Series 2005-79CB-A2	3.97%	# I/F I/O	01/25/2036	1,336,463
12,883,030	Series 2005-80CB-4A1	6.00%		02/25/2036	10,204,279

	Banc of America Funding Corporation,
4,298,033	Series 2006-2-2A11	5.50%		03/25/2036	4,223,242
2,596,459	Series 2007-1-TA8	5.85%	#	01/25/2037	2,287,687

	BCAP LLC Trust,
9,028,578	Series 2011-RR4-5A8	6.20%	#^	08/26/2037	9,440,274
8,110,915	Series 2011-RR4-I-4A8	6.27%	#^	08/26/2037	8,456,899

	Bear Stearns ARM Trust,
9,325,603	Series 2006-2-2A1	3.34%	#	07/25/2036	9,075,436

	Bear Stearns Asset Backed Securities Trust,
7,385,313	Series 2005-10-23A1	3.23%	#	01/25/2036	6,640,693
4,996,532	Series 2006-4-31A1	3.14%	#	07/25/2036	4,186,547
6,399,202	Series 2006-AC5-A1	6.25%	#	12/25/2036	6,217,537
2,866,954	Series 2006-IM1-A1	1.21%	#	04/25/2036	2,772,882

	Chase Mortgage Finance Trust,
3,498,888	Series 2006-S2-1A9	6.25%		10/25/2036	2,892,702
6,548,328	Series 2006-S3-1A2	6.00%		11/25/2036	5,345,836
575,066	Series 2007-S3-1A12	6.00%		05/25/2037	459,871

	CHL Mortgage Pass-Through Trust,
4,765,174	Series 2006-13-1A17	4.67%	# I/F I/O	09/25/2036	907,252
8,332,955	Series 2007-HYB1-2A1	3.03%	#	03/25/2037	7,147,169

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	9

Schedule of Investments DoubleLine Selective Credit Fund (Contd.)	March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CHL Mortgage Pass-Through Trust 2006-13,
4,765,174	Series 2006-13-1A3	1.58%	#	09/25/2036	2,787,458

	CIM Trust,
4,000,000	Series 2016-1RR-B2	12.32%	#^	07/26/2055	3,507,236
3,000,000	Series 2016-2RR-B2	13.12%	#^	02/27/2056	2,631,589
3,000,000	Series 2016-3RR-B2	11.38%	#^	02/27/2056	2,631,966

	Citigroup Mortgage Loan Trust,
1,918,185	Series 2007-AR8-1A1A	3.25%	#	08/25/2047	1,716,973

	Citigroup Mortgage Loan Trust, Inc.,
2,272,295	Series 2005-9-21A2	5.50%		11/25/2035	2,207,866
3,249,524	Series 2011-12-1A2	3.27%	#^	04/25/2036	2,671,084

	CitiMortgage Alternative Loan Trust,
19,975,705	Series 2007-A5-1A3	1.48%	#	05/25/2037	14,469,254
19,975,705	Series 2007-A5-1A4	4.62%	# I/F I/O	05/25/2037	3,169,439
5,641,176	Series 2007-A6-1A4	6.00%		06/25/2037	4,908,842
3,844,378	Series 2007-A6-1A5	6.00%		06/25/2037	3,345,303
6,151,183	Series 2007-A8-A1	6.00%		10/25/2037	5,586,545

	Countrywide Alternative Loan Trust,
1,184,035	Series 2004-22CB-1A1	6.00%		10/25/2034	1,224,126
2,094,430	Series 2005-22T1-A5	5.50%		06/25/2035	1,698,472
2,030,996	Series 2005-28CB-2A7	5.75%		08/25/2035	1,789,166
3,069,056	Series 2005-46CB-A20	5.50%		10/25/2035	2,900,471
6,029,626	Series 2005-65CB-1A11	6.00%		01/25/2036	5,744,045
455,913	Series 2005-73CB-1A3	6.25%		01/25/2036	451,222
2,412,660	Series 2006-14CB-A8	6.00%		06/25/2036	2,043,565
5,585,481	Series 2006-41CB-2A12	6.00%		01/25/2037	4,649,918
2,132,163	Series 2006-41CB-2A15	5.75%		01/25/2037	1,738,458
5,477,417	Series 2006-46-A6	6.00%		02/25/2047	4,456,865
3,678,650	Series 2006-7CB-2A1	6.50%		05/25/2036	2,553,271
1,833,127	Series 2006-8T1-1A4	6.00%		04/25/2036	1,404,501
2,496,390	Series 2006-J4-2A13	6.00%		07/25/2036	2,130,126
6,874,555	Series 2006-J4-2A8	6.00%		07/25/2036	5,865,937
1,856,377	Series 2006-J6-A5	6.00%		09/25/2036	1,622,093
1,438,637	Series 2007-13-A4	6.00%		06/25/2047	1,241,759
1,042,586	Series 2007-J2-2A1	6.00%		07/25/2037	1,008,046

	Countrywide Home Loans,
203,693	Series 2006-10-1A11	5.85%		05/25/2036	169,813
1,277,090	Series 2006-17-A6	6.00%		12/25/2036	1,115,323
2,948,600	Series 2006-19-1A7	6.00%		01/25/2037	2,540,361
3,816,845	Series 2006-9-A2	6.00%		05/25/2036	3,250,718
14,516,777	Series 2007-15-1A29	6.25%		09/25/2037	13,326,656
946,472	Series 2007-4-1A10	6.00%		05/25/2037	793,205
706,871	Series 2007-8-1A5	5.44%		01/25/2038	564,377

	Credit Suisse First Boston Mortgage Securities Corporation,
2,907,400	Series 2005-12-5A1	5.25%		01/25/2036	2,761,360
1,324,583	Series 2005-9-3A2	6.00%		10/25/2035	838,809

	Credit Suisse Mortgage Capital Certificates,
1,395,219	Series 2006-6-1A10	6.00%		07/25/2036	1,040,904
1,850,308	Series 2008-2R-1A1	6.00%	^	07/25/2037	1,738,561
7,032,754	Series 2009-9R-10A2	5.50%	^	12/26/2035	6,164,652
2,510,071	Series 2011-17R-1A2	5.75%	^	02/27/2037	2,715,544

	CSMC Mortgage-Backed Trust,
7,329,223	Series 2006-7-10A1	6.75%		08/25/2036	6,052,191

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
1,696,030	Series 2005-6-2A1	5.50%		12/25/2035	1,484,388

	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust,
622,856	Series 2006-AB4-A1A	6.01%	#	10/25/2036	559,333

	Deutsche Mortgage Securities, Inc.,
6,207,085	Series 2009-RS2-1A2	3.02%	#^	09/26/2036	6,159,347

	First Horizon Alternative Mortgage Securities,
3,803,497	Series 2005-FA4-1A6	5.50%		06/25/2035	3,506,664
1,449,402	Series 2005-FA8-1A3	5.50%		11/25/2035	1,237,112
3,892,654	Series 2007-FA3-A8	6.00%		06/25/2037	3,080,248
4,080,839	Series 2007-FA4-1A4	6.25%		08/25/2037	3,254,200

	First Horizon Asset Securities, Inc.,
391,310	Series 2006-1-1A2	6.00%		05/25/2036	359,463
2,925,204	Series 2007-3-A4	6.00%		06/25/2037	2,424,953

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GreenPoint Mortgage Funding Trust,
9,942,253	Series 2005-AR4-3A1	2.01%	#	10/25/2045	7,755,807

	GSR Mortgage Loan Trust,
737,551	Series 2006-2F-3A4	6.00%		02/25/2036	604,522
2,636,734	Series 2007-1F-3A14	5.75%		01/25/2037	2,452,363
4,793,039	Series 2007-2F-3A3	6.00%		03/25/2037	4,560,517

	HSI Asset Loan Obligation Trust,
3,504,582	Series 2007-1-3A6	6.00%		06/25/2037	2,311,118

	Impac Secured Assets Trust,
1,982,740	Series 2006-5-1A1B	1.18%	#	02/25/2037	1,704,798

	JP Morgan Alternative Loan Trust,
6,972,918	Series 2006-S4-A4	5.96%	#	12/25/2036	6,197,267
4,879,333	Series 2008-R2-A1	6.00%	^	11/25/2036	3,993,443

	JP Morgan Mortgage Trust,
689,393	Series 2005-S3-1A1	6.50%		01/25/2036	604,124
3,870,356	Series 2007-S1-2A8	5.75%		03/25/2037	3,137,884

	JP Morgan Resecuritization Trust,
4,395,423	Series 2009-13-1A2	5.50%	^	01/26/2036	4,218,521

	Lavender Trust,
1,963,058	Series 2010-R11A-A4	6.25%	^	10/26/2036	1,633,121

	MASTR Alternative Loans Trust,
1,024,105	Series 2004-10-5A5	5.75%		09/25/2034	1,016,686

	Merrill Lynch Alternative Note Asset Trust,
2,451,576	Series 2007-F1-2A6	6.00%		03/25/2037	1,860,653

	Merrill Lynch Mortgage Investors Trust,
1,979,128	Series 2006-AF1-AF3B	6.25%		08/25/2036	1,616,130

	Morgan Stanley Mortgage Loan Trust,
1,585,438	Series 2007-12-3A4	6.25%		08/25/2037	1,370,306

	New Century Home Equity Loan Trust,
11,948,308	Series 2006-1-A2B	1.16%	#	05/25/2036	10,188,432

	Nomura Asset Acceptance Corporation,
4,653,653	Series 2006-AP1-A2	5.52%	#	01/25/2036	2,676,200
1,827,269	Series 2007-1-1A1A	6.00%	#	03/25/2047	1,471,686

	Opteum Mortgage Acceptance Corporation Trust,
12,707,727	Series 2006-2-A1C	1.25%	#	07/25/2036	7,891,449

	PR Mortgage Loan Trust,
771,722	Series 2014-1-APT	5.92%	#	10/25/2049	761,797

	RBSGC Mortgage Loan Trust,
1,701,490	Series 2007-A-2A4	6.25%		01/25/2037	1,615,068

	Residential Accredit Loans, Inc.,
3,197,698	Series 2005-QS13-1A6	5.50%		09/25/2035	2,949,055
737,034	Series 2006-QS12-1A1	6.50%		09/25/2036	516,783
6,426,631	Series 2006-QS18-1A4	6.25%		12/25/2036	5,557,839
2,299,702	Series 2006-QS7-A2	6.00%		06/25/2036	1,937,689
5,360,575	Series 2007-QA5-3A1	6.16%	#	09/25/2037	4,400,259
1,644,271	Series 2007-QS11-A1	7.00%		10/25/2037	1,390,487
13,472,962	Series 2007-QS1-1A2	4.47%	# I/F I/O	01/25/2037	2,104,758
13,472,962	Series 2007-QS1-1A5	1.53%	#	01/25/2037	9,599,644
1,087,468	Series 2007-QS5-A1	5.50%		03/25/2037	870,283

	Residential Asset Mortgage Products, Inc.,
4,144,260	Series 2004-RZ2-AI5	5.98%	#	07/25/2034	3,969,705

	Residential Asset Securities Corporation,
3,492,696	Series 2007-KS3-AI3	1.23%	#	04/25/2037	3,359,137

	Residential Asset Securitization Trust,
5,454,748	Series 2006-A12-A1	6.25%		11/25/2036	3,900,243
2,034,189	Series 2006-A8-1A1	6.00%		08/25/2036	1,794,097

	Residential Funding Mortgage Securities Trust,
159,686	Series 2005-S9-A11	6.25%		12/25/2035	152,190
1,887,836	Series 2006-SA2-3A1	4.31%	#	08/25/2036	1,666,205

	Springleaf Mortgage Loan Trust,
350,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	351,063

	Structured Adjustable Rate Mortgage Loan Trust,
9,795,367	Series 2005-22-4A1	3.35%	#	12/25/2035	9,198,246
6,147,506	Series 2006-10-3AF	1.38%	#	11/25/2036	4,357,315
3,645,292	Series 2008-1-A2	3.33%	#	10/25/2037	3,314,725

10	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Structured Asset Mortgage Investments Trust,
7,892,794	Series 2006-AR6-1A1	1.16%	#	07/25/2046	6,543,286
8,033,958	Series 2006-AR6-1A3	1.17%	#	07/25/2046	6,292,648
7,101,519	Series 2006-AR8-A2	1.19%	#	10/25/2036	5,990,930

	Thornburg Mortgage Securities Trust,
861,902	Series 2007-4-2A1	2.86%	#	09/25/2037	859,554

	US Residential Opportunity Fund Trust,
5,474,373	Series 2016-1III-A	3.47%	#^	07/27/2036	5,459,883

	VOLT LLC,
4,787,648	Series 2015-NPL8-A1	3.50%	#^	06/26/2045	4,817,178

	Washington Mutual Mortgage Pass-Through Certificates,
2,568,141	Series 2005-10-2A8	6.00%		11/25/2035	2,380,803
5,954,567	Series 2006-5-2CB6	6.00%		07/25/2036	4,923,471
4,175,407	Series 2007-2-1A6	6.00%		04/25/2037	3,527,840
429,303	Series 2007-4-1A1	5.50%		06/25/2037	403,151
5,244,765	Series 2007-5-A6	6.00%		06/25/2037	5,046,710

	Wells Fargo Alternative Loan Trust,
1,726,977	Series 2007-PA3-1A4	5.75%		07/25/2037	1,571,882

	Wells Fargo Mortgage Backed Securities Trust,
3,079,572	Series 2006-AR4-2A1	3.34%	#	04/25/2036	2,834,065
11,710,912	Series 2007-11-A96	6.00%		08/25/2037	11,581,609
972,330	Series 2007-13-A2	6.25%		09/25/2037	989,092
1,520,420	Series 2007-3-1A4	6.00%		04/25/2037	1,521,382

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $456,684,341)				443,377,549

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 0.1%

	Federal Home Loan Mortgage Corporation,
346,733	Series 2016-KF22-B	5.83%	#^	07/25/2023	349,920

	Total US Government / Agency Mortgage Backed Obligations (Cost $346,733)				349,920

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 1.3%
2,133,252	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		2,133,252
2,133,253	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		2,133,253
2,133,252	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		2,133,252

	Total Short Term Investments (Cost $6,399,757)				6,399,757

	Total Investments 100.4% (Cost $492,463,687)				478,770,894
	Liabilities in Excess of Other Assets (0.4)%				(2,031,569)

	NET ASSETS 100.0%				$476,739,325

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	93.0%
Non-Agency Commercial Mortgage Backed Obligations	4.1%
Short Term Investments	1.3%
Asset Backed Obligations	1.3%
Collateralized Loan Obligations	0.6%
US Government / Agency Mortgage Backed Obligations	0.1%
Other Assets and Liabilities	(0.4)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2017.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund's Board of Trustees. At March 31, 2017, the value of these securities amounted to $93,204,230 or 19.6% of net assets.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

♦	Seven-day yield as of March 31, 2017

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	11

Statement of Assets and Liabilities	March 31, 2017

ASSETS
Investments in Securities, at Value*	$472,371,137
Short Term Investments*	6,399,757
Interest and Dividends Receivable	1,991,176
Receivable for Investments Sold	40,049
Total Assets	480,802,119

LIABILITIES
Distribution Payable	3,847,046
Payable for Investments Purchased	120,071
Professional Fees Payable	32,706
Administration, Fund Accounting and Custodian Fees Payable	24,630
Investment Advisory Fees Payable	12,327
Transfer Agent Expenses Payable	10,589
Accrued Expenses	6,791
Registration Fees Payable	5,113
Shareholder Reporting Expenses Payable	3,521
Total Liabilities	4,062,794
Net Assets	$476,739,325

NET ASSETS CONSIST OF:
Paid-in Capital	$506,150,000
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	361,468
Accumulated Net Realized Gain (Loss) on Investments	(16,079,350)
Net Unrealized Appreciation (Depreciation) on Investments	(13,692,793)
Net Assets	$476,739,325

*Identified Cost:
Investments in Securities	$486,063,930
Short Term Investments	6,399,757

Class I (unlimited shares authorized):
Shares Outstanding	52,137,983
Net Asset Value, Offering and Redemption Price per Share	$9.14

12	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	For the Year Ended March 31, 2017

INVESTMENT INCOME
Income:
Interest	$26,695,972
Total Investment Income	26,695,972
Expenses:
Investment Advisory Fees	2,078,859
Professional Fees	110,198
Administration, Fund Accounting and Custodian Fees	85,978
Transfer Agent Expenses	30,934
Miscellaneous Expenses	13,278
Shareholder Reporting Expenses	12,906
Insurance Expenses	6,479
Registration Fees	6,099
Trustees Fees	3,400
Total Expenses	2,348,131
Less: Investment Advisory Fees (Waived)	(2,078,859)
Less: Other Fees (Reimbursed)/Recouped	10,357
Net Expenses	279,629

Net Investment Income (Loss)	26,416,343

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments	4,910,464
Net Change in Unrealized Appreciation (Depreciation) on Investments	(640,456)
Net Realized and Unrealized Gain (Loss) on Investments	4,270,008

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,686,351

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	13

Statements of Changes in Net Assets	March 31, 2017

	Year Ended March 31, 2017	Year Ended March 31, 2016

OPERATIONS
Net Investment Income (Loss)	$26,416,343	$16,914,320
Net Realized Gain (Loss) on Investments	4,910,464	(148,902)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(640,456)	(12,529,647)
Net Increase (Decrease) in Net Assets Resulting from Operations	30,686,351	4,235,771

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(37,057,498)	(25,323,663)

Total Distributions to Shareholders	(37,057,498)	(25,323,663)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	217,000,000	20,100,000

Total Increase (Decrease) in Net Assets	$210,628,853	$(987,892)

NET ASSETS
Beginning of Period	$266,110,472	$267,098,364
End of Period	$476,739,325	$266,110,472

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	$361,468	$84,674

14	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights	March 31, 2017

	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]

Net Asset Value, Beginning of Period	$9.26	$10.02	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.65	0.61	0.46
Net Gain (Loss) on Investments (Realized and Unrealized)	0.12	(0.45)	0.01
Total from Investment Operations	0.77	0.16	0.47

Less Distributions:
Distributions from Net Investment Income	(0.89)	(0.92)	(0.45)
Total Distributions	(0.89)	(0.92)	(0.45)
Net Asset Value, End of Period	$9.14	$9.26	$10.02
Total Return	8.69%	1.56%	4.79%	[2]

Supplemental Data:
Net Assets, End of Period (000's)	$476,739	$266,110	$267,098
Ratios to Average Net Assets:
Expenses Before Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.62%	0.64%	0.84%	[3]
Expenses After Investment Advisory Fees (Waived) (See Note 3)	0.07%	0.09%	0.38%	[3]
Expenses After Investment Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.07%	0.09%	0.18%	[3]
Net Investment Income (Loss)	6.99%	6.28%	7.00%	[3]
Portfolio Turnover Rate	20%	16%	6%	[2]

[1]	Commencement of operations on August 4, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2017	15

Notes to Financial Statements

1.  Organization

The Fund is a separate investment series of DoubleLine Funds Trust (the “Trust”). The Fund commenced operations on August 4, 2014. Shares of the Fund may currently be purchased in transactions by the Adviser or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and other funds, each of which must be “accredited investors” as defined in Regulation D under the Securities Act. The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts. The Fund’s investment objective is to seek long-term total return.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Inputs
All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2017, the Fund did not hold any investments in private investment funds.

16	DoubleLine Selective Credit Fund

March 31, 2017

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of March 31, 20171:

Category
Investments in Securities
Level 1
Money Market Funds	$6,399,757
Total Level 1	6,399,757
Level 2
Non-Agency Residential Collateralized Mortgage Obligations	437,990,921
Non-Agency Commercial Mortgage Backed Obligations	19,206,826
Asset Backed Obligations	6,182,322
Collateralized Loan Obligations	2,973,117
US Government / Agency Mortgage Backed Obligations	349,920
Total Level 2	466,703,106
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	5,386,628
Non-Agency Commercial Mortgage Backed Obligations	281,403
Total Level 3	5,668,031
Total	$478,770,894

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Levels 1, 2 or 3 during the year ended March 31, 2017.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 3/31/2016	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 3/31/2017	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2017[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$5,645,257	$126,927	$440,077	$171,416	$172	$(997,221)	$—	$—	$5,386,628	$440,077
Non-Agency Commercial Mortgage Backed Obligations	—	—	5,839	4,304	271,260	—	—	—	281,403	—
Total	$5,645,257	$126,927	$445,916	$175,720	$271,432	$(997,221)	$—	$—	$5,668,031	$440,077

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at March 31, 2017 may be due to a security that was not held or categorized as Level 3 at either period end.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2017 *	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$5,386,628	Market Comparables	Market Quotes	$82.20 - $108.19	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security
Non-Agency Commercial Mortgage Backed Obligations	281,403	Market Comparables	Yields	12.86%	Increase in the yields would result in the decrease in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

Annual Report	March 31, 2017	17

Notes to Financial Statements (Cont.)	March 31, 2017

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2016, 2015 and 2014 for the Fund, are those that are open for exam by taxing authorities. As of March 31, 2017, the Fund has no examination in progress.

Management has analyzed the Fund’s tax position, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2017. The Fund identifies its major tax jurisdiction as U.S. Federal, the State of Delaware and the State of California. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statement of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is calculated on days when the New York Stock Exchange opens for regular trading (except that the Fund does not calculate its NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

18	DoubleLine Selective Credit Fund

March 31, 2017

3.  Related and Other Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

Pursuant to a letter agreement dated November 20, 2014 between the Adviser and the Trust, on behalf of the Fund (the “Letter Agreement”), the Adviser has agreed to waive the entire investment advisory fee it is entitled to receive pursuant to the Advisory Agreement effective as of December 1, 2014. Such waiver shall continue until terminated (1) by the Adviser upon 60 days’ notice to the Board or (2) immediately upon the approval of a majority vote of the Trustees of the Trust who are not “interested persons” of the Trust, as defined under the 1940 Act. The Adviser may not seek reimbursement from the Fund with respect to any advisory fees waived to comply with the terms of the Letter Agreement. Under the Letter Agreement, for the year ended March 31, 2017, the Adviser waived $2,078,859 of its investment advisory fee.

In addition, pursuant to an Expense Limitation Agreement between Trust, on behalf of the Fund, and the Adviser (the “Expense Limitation Agreement”), the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 0.64% for Class I shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above are expected to apply until at least March 24, 2018. However, these expense limitations may be terminated by the Fund’s Board at any time.

The Fund’s effective investment advisory fee during the fiscal year ended March 31, 2017 was 0% of net assets.

To the extent that the Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and to the Fund’s expense limitations in place when the expenses were reimbursed or the fees were waived.

The Adviser contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,
	2018	2019	2020
DoubleLine Selective Credit Fund	$137,722	$6,212	$1,970

For the year ended March 31, 2017, the Adviser recouped $12,327.

4.  Purchases and Sales of Securities

For the year ended March 31, 2017, purchases and sales of investments, excluding short term investments, were $271,735,911 and $75,172,926, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, bonds and notes) during the year.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund was as follows:

	Year Ended March 31, 2017	Year Ended March 31, 2016
Distributions Paid From:
Ordinary Income	$37,057,498	$25,323,663
Total Distributions Paid	$37,057,498	$25,323,663

Annual Report	March 31, 2017	19

Notes to Financial Statements (Cont.)	March 31, 2017

The cost basis of investments for federal income tax purposes as of March 31, 2017, was as follows:

Tax Cost of Investments	$492,463,687
Gross Tax Unrealized Appreciation	4,637,830
Gross Tax Unrealized Depreciation	(18,330,623)
Net Tax Unrealized Appreciation (Depreciation)	$(13,692,793)

As of March 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(13,692,793)
Undistributed Ordinary Income	4,210,091
Undistributed Long Term Capital Gains	—
Total Distributable Earnings	4,210,091
Other Accumulated Gains (Losses)	(19,927,973)
Total Accumulated Earnings (Losses)	$(29,410,675)

As of March 31, 2017, the Fund had $16,079,350 available for a capital loss carryforward. This amount does not expire.

As of March 31, 2017, the Fund did not have any late year losses or post-October losses.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses. For the year ended March 31, 2017, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income(Loss)	Accumulated Net Realized Gain(Loss)	Paid-In Capital
DoubleLine Selective Credit Fund	$10,917,949	$(10,917,949)	$—

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	23,628,323	$219,000,000	3,194,138	$31,100,000
Shares Redeemed	(217,155)	(2,000,000)	(1,122,028)	(11,000,000)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	23,411,168	$217,000,000	2,072,110	$20,100,000

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $3,400 from the Fund during the year ended March 31, 2017. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statement of Operations are shown as $3,400, which includes $3,186 in current fees (either paid in cash or deferred) and an increase of $214 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

20	DoubleLine Selective Credit Fund

March 31, 2017

8.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”) an uncommitted, $600,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 3.07% for the year ended March 31, 2017).

For the year ended March 31, 2017, the Fund’s credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense
DoubleLine Selective Credit Fund	$1,960,000	$7,954,000	$872

9. Significant Shareholder Holdings

As of March 31, 2017, the Fund has nine shareholders of record; three of the Fund’s shareholders, two of which were under common control with each other, collectively owned 52% of the total outstanding shares of the Fund. Each shareholder is an institutional separate account over which the Adviser has investment discretion. See the description of Large Shareholder Risk in the following Principal Risks Note.

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, yield and total return. You should read the Fund’s private placement memorandum carefully for a description of the principal risks associated with investing in the Fund.

•	asset allocation risk: the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•	collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

Annual Report	March 31, 2017	21

Notes to Financial Statements (Cont.)	March 31, 2017

•	debt securities risks:

°	credit risk: the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

°	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°	interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. As of the date of this report, interest rates in the U.S. are at or near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.

°	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time of price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	focused investment risk: the risk that the Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than the Fund that invests in a more diverse investment portfolio. In addition, the value of such the Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, countries, regions, sectors or asset classes in which the Fund is invested.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that the Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•	fund level tax risk: the risk that the Fund could be considered a personal holding company for federal income tax purposes, which will result in Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds’, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may

22	DoubleLine Selective Credit Fund

March 31, 2017

be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited offering risk: the risk that since the Fund is currently offered only to a limited number of investors, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

•	limited operating history risk: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•	market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	non-diversification risk: the risk that, because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a more diversified fund. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	reliance on the adviser: the risk associated with the Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Fund.

Annual Report	March 31, 2017	23

Notes to Financial Statements (Cont.)	March 31, 2017

•	Rule 144A securities risk: Rule 144A under the Securities Act permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board.

•	securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•	valuation risk: the valuation of certain of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that reflects their market value or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Certain securities in which the Fund may invest, including, for example, high yield bonds, commodities, derivatives, emerging market securities, mortgage-related securities, complex securities, and thinly-traded or illiquid investments may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility.

11.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

24	DoubleLine Selective Credit Fund

Report of Independent Registered Public Accounting Firm	March 31, 2017

To the Board of Trustees and Shareholders of DoubleLine Funds Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DoubleLine Selective Credit Fund (one of the funds constituting DoubleLine Funds Trust, hereafter referred to as the “Fund”) as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

May 23, 2017

Annual Report	March 31, 2017	25

Shareholder Expenses	(Unaudited) March 31, 2017

Example

As a shareholder of the Fund, you incur two basic types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/16 through 3/31/17.*

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/17	Expenses Paid During Period*[1]	Ending Account Value 3/31/17	Expenses Paid During Period*[1]
DoubleLine Selective Credit Fund	Class I	0.07%	$1,000	$1,032	$0.37	$1,025	$0.37

*	Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
[1]	Reflects fee waiver and expense limitation arrangements in effect during the period.

26	DoubleLine Selective Credit Fund

Growth of Investment	(Unaudited) March 31, 2017

DoubleLine Selective Credit Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2017

	1 Year	Since Inception (8/4/2014)
DoubleLine Selective Credit Fund Class I	8.69%	5.64%
Bloomberg Barclays U.S. Aggregate Bond Index	0.44%	2.23%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The private placement memorandum contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a private placement memorandum, contact an authorized representative at 213-633-8200. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 213-633-8200 to receive performance results current to the most recent month-end.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2017	27

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2017

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At the February 9, 2017 meeting (the “Meeting”) of the Boards of Trustees of DoubleLine Funds Trust (“DFT”), DoubleLine Opportunistic Credit Fund (“DBL”), and DoubleLine Income Solutions Fund (“DSL” which, together with DBL, are the “Closed-End Funds” and, together with DFT and DBL, are the “Trusts”), including in respect of each of DFT’s series of shares of beneficial interest (each, an “Open-End Fund” and, collectively with the Closed-End Funds, the “Funds”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts (“Independent Trustees”) voting separately, approved the renewal of the Investment Advisory and Management Agreements (the “DFT Advisory Agreements”) between DoubleLine Capital LP (“DoubleLine Capital” or an “Adviser” or “DoubleLine”) and DFT, in respect of each of DoubleLine Total Return Bond Fund (“Total Return”), DoubleLine Core Fixed Income Fund (“Core Fixed Income”), DoubleLine Emerging Markets Fixed Income Fund (“EMFI”), DoubleLine Multi-Asset Growth Fund (“MAG”), DoubleLine Cayman Multi Asset Growth Fund I Ltd., DoubleLine Low Duration Fund (“Low Duration”), DoubleLine Floating Rate Fund (“Floating Rate”), DoubleLine Shiller Enhanced CAPE® (“CAPE”), DoubleLine Flexible Income Fund (“Flexible Income”), DoubleLine Low Duration Emerging Markets Fixed Income Fund (“LDEMFI”), DoubleLine Selective Credit Fund (“Selective Credit”), DoubleLine Long Duration Total Return Bond Fund (“LD Total Return”), and DoubleLine Global Bond Fund (“Global Bond”) (collectively, with DoubleLine Strategic Commodity Fund (“Strategic Commodity”), the “DFT 15(c) Funds”), for an additional one-year period; the Investment Management Agreements (the “Commodity Advisory Agreements”) between DoubleLine Alternatives LP (formerly, DoubleLine Commodity LP) (“DoubleLine Alternatives” or an “Adviser” or “DoubleLine”) and DFT, in respect of each of Strategic Commodity and DoubleLine Strategic Commodity Ltd., as applicable, for an additional one-year period; the Investment Management Agreement (the “DBL Advisory Agreement”) between DoubleLine Capital and DBL for an additional one-year period; and the Investment Management Agreement between DoubleLine Capital and DSL (the “DSL Advisory Agreement” and together with the DFT Advisory Agreements, the Commodity Advisory Agreements, and the DBL Advisory Agreement, the “Advisory Agreements”) for an additional one-year period.

The Trustees meet over the course of the year with investment advisory personnel from the Advisers and regularly review detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. The Trustees noted that they would consider the proposed renewal of each Fund’s Advisory Agreement and any information presented anew, but that their deliberations and conclusions may be informed, at least in part, by their other recent deliberations, as well as the information gathered over the course of the year.

The Trustees’ determination to approve the continuance of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, both for the February 9, 2017 meeting and at prior meetings. Those meetings include meetings held by the Independent Trustees outside the presence of management and meetings held on February 1, 2017, February 3, 2017 and February 7, 2017 specifically to review and consider materials related to the proposed continuance of each Advisory Agreement. This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by the Adviser to each Fund, including the expertise and experience of its investment personnel. In this regard, the Trustees considered that the Adviser

28	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2017

provides a full investment program for the Funds it advises, and noted the Adviser’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. In respect of each Fund, the Board considered the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts and net new issuances.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared the DFT 15(c) Funds’ advisory fee rates, total expense ratios (Class I shares), and performance records (Class I shares) for the three-month, six-month and one-year periods ended December 31, 2016 and, where applicable, the performance records (Class I shares) for the three- and five-year periods ended December 31, 2016 against a group of each DFT 15(c) Fund’s peer funds selected by Strategic Insight. The Independent Trustees met with Strategic Insight representatives to receive a report regarding Strategic Insight’s selection of peer groups, including the views of Strategic Insight regarding the challenges Strategic Insight encountered in assembling a peer group of funds with investment strategies substantially similar to those of certain 15(c) Funds, such as CAPE, LDEMFI and MAG.

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees noted in particular that each DFT 15(c) Fund, other than Total Return, LDEMFI, Selective Credit, Floating Rate and Global Bond, was in the first or second performance quartile relative to its respective peer group over the one-year period ending December 31, 2016, and that each DFT 15(c) Fund with a sufficiently long track record was in the first or second performance quartile relative to its respective peers for the three- and five-year periods ended December 31, 2016 (other than MAG, which was in the second and third performance quartiles for the three- and five-year periods, respectively, and Floating Rate, which was in the third quartile for the three-year period). The Trustees noted the reasons provided by management for the relative underperformance of each Fund that performed in the third or fourth performance quartile over the one- or three-year period ending December 31, 2016 (as applicable), including Floating Rate’s relatively low exposure to lower quality credits and Total Return’s and Selective Credit’s relative underweight to corporate bonds. The Trustees also considered management’s explanation of the unique investment strategies of MAG and LDEMFI in evaluating their performance relative to the peer groups as presented by Strategic Insight. The Trustees further noted the reasons provided by management for the relative underperformance of Global Bond during its initial period of operations and they considered that the Fund has only a short operating history.

The Trustees considered the portion of the Strategic Insight Reports covering the DFT 15(c) Funds’ expenses and advisory fees, noting that the reports showed that each DFT 15(c) Fund, other than CAPE and EMFI, had a net total expense ratio in the first or second quartile of its peer group. The Trustees noted that each DFT 15(c) Fund, other than EMFI and MAG, had a net management fee ratio in the first or second quartile relative to its respective peer group. The Trustees noted that CAPE’s net total expense ratio was only slightly above the median of its peer group. They noted that EMFI’s net total expense ratio was near the median of its peer group, that EMFI’s net management fee, though above the median, was below a number of its peers, and that EMFI’s performance was in the first quartile of its peer group over each period shown in the Strategic Insight Reports. The Trustees noted that MAG’s net management fee was only slightly above median and that MAG’s net total expense ratio was below the median of its peer group. The Trustees also noted DoubleLine’s commitment, effective April 1, 2017, to reduce MAG’s investment advisory fee from 1.00% to 0.95%, and make a commensurate reduction in MAG’s expense limitation agreement for a period of at least one year.

The Trustees evaluated each DFT 15(c) Fund’s net management fee rate in light of its asset size, noting that a number of the DFT 15(c) Funds had achieved significant scale. The Trustees noted that the net management fee rates of the DFT 15(c) Funds with significant scale were generally attractive or at least highly competitive relative to their peer groups and appeared to be consistent with DoubleLine’s general pricing philosophy of setting a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate.

The Trustees considered the Strategic Insight Report regarding DBL that compared the Fund’s management fees (based on managed assets and net assets (i.e., not including those assets attributable to borrowings and certain other forms of leverage)), total expense ratio (both inclusive and exclusive of investment related expenses (“IRE”)) also based on managed assets and net assets, and the performance record based on net asset value for the three-year, one-year, six-month, and three-month periods ended December 31, 2016 against a group of DBL’s peer funds. The Trustees noted that DBL had performed in the top quartile of its Morningstar category as presented by Strategic Insight for the three-year period shown, but that DBL’s performance had been in the fourth quartile over the one-year period. The Trustees noted that DBL’s net management fee ratio based on managed assets was above the median of its peer group, but that DBL’s net total expense ratios (both on a managed assets and net asset basis and including IRE in both instances) were below DBL’s peer group medians, as was DBL’s net management fee based on net assets.

Annual Report	March 31, 2017	29

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2017

The Trustees considered the Strategic Insight Report regarding DSL, noting that DSL had performed in the top quartile of its Morningstar category as presented by Strategic Insight for each of the three-month, six-month, one-year, and three-year periods shown. The Trustees noted that DSL’s management fee (both on a managed assets and net asset basis) was above median and near the highest in its peer group on a managed assets basis, and that DSL’s net operating expense ratios (both on a managed assets and net asset basis and including investment related expenses in each case) were above, but near the median of DSL’s peer group.

In evaluating DBL’s and DSL’s comparative management fees and expenses, the Trustees considered they had received reports from DoubleLine supporting the conclusion that DBL’s and DSL’s total return performance had generally benefitted from the use of leverage notwithstanding the expenses associated with it. The Trustees noted also DSL’s first quartile performance across all periods shown, and DoubleLine’s representations that DBL invests more heavily in mortgage-related investments than other funds included in the peer group. The Trustees also acknowledged comments from DoubleLine that DBL’s lack of exposure to high yield and other corporate debt contributed to its recent relative underperformance. In evaluating the comparative net management fees, the Trustees also considered DoubleLine’s statement that the Adviser had attempted to set each Fund’s fees at each Fund’s inception at rates that reflect competitive market levels, but that also reflect the experience and expertise the Adviser brings to managing the Funds.

The Trustees noted that both DBL and DSL employed leverage during the period ended December 31, 2016. They noted further that the use of such leverage increases total assets and thus the absolute amount of fees received by the Adviser under DBL’s and DSL’s Advisory Agreements (because the fees are calculated based on total managed assets, including assets attributable to borrowings, reverse repurchase agreements and other forms of leverage outstanding). The Trustees noted that, in this regard, the Adviser has a financial incentive for DBL and DSL to continue to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and DBL’s and DSL’s common shareholders, respectively, on the other. The Trustees considered information from DoubleLine, including discussions with management, regarding the reasons why the Adviser believes DBL’s and DSL’s use of leverage has benefitted the total return performance of DBL and DSL and continues to be appropriate and in the best interests of each Fund’s common shareholders under current market conditions.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including the Advisers). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the renewal of the Funds’ arrangements with DoubleLine.

The Trustees also considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients, including institutional separate accounts and mutual funds for which DoubleLine serves as sub-adviser, where DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies. The Trustees noted the information management provided regarding certain large institutional separate accounts and funds sub-advised by DoubleLine that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that there are substantially greater legal and other responsibilities and risks to DoubleLine in managing and sponsoring public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less than in the case of the Funds because many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed the financial and profitability information for DoubleLine, including information as to each Adviser’s profitability with respect to each Fund. The Trustees considered information provided by management regarding the methodologies, estimates, and assumptions that had been used in compiling those reports. The Trustees also reviewed information concerning the profitability to DoubleLine of its service arrangements with the Funds and took into account both the direct and

30	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2017

indirect benefits to DoubleLine from managing the Funds. The Trustees also noted other benefits that DoubleLine reported it and its affiliates receive as a result of DoubleLine’s relationship with the Funds, including possible ancillary benefits to DoubleLine’s institutional investment management business due to the reputation and market penetration of the Funds. In evaluating DoubleLine’s profitability, the Trustees considered that DoubleLine presented profitability information that was reduced by certain distributions made to the DoubleLine’s employee owners that may be comparable to the ordinary compensation expense incurred by investment advisers that are not closely-held by their employees. The Trustees considered DoubleLine’s compensation practices and considered DoubleLine’s representation that those compensation and incentive policies and practices enable DoubleLine to retain, motivate, and attract highly qualified and experienced employees. The Trustees noted that the Adviser’s profitability in respect of each 15(c) Fund was shown both before and after certain distribution and shareholder servicing payments made by the Adviser. They noted that they would consider the profitability margins before distribution and shareholder servicing payments borne by DoubleLine for purposes of evaluating whether to continue each Advisory Agreement for another one-year period. The Trustees noted that DoubleLine had significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that in light of other considerations they might find relevant, such as the nature and quality of the services provided by DoubleLine, the efficiency and cost structure of DoubleLine, and the competitiveness of the management fees and total operating expenses of the Funds.

The Trustees considered the potential benefits that DoubleLine could receive in respect of certain soft dollar credits generated by the brokerage commissions paid by the DoubleLine funds, and they noted DoubleLine’s representations that soft dollar arrangements are not currently in place for any of the Funds. The Trustees separately considered that DoubleLine was continuing to invest in its business to maintain its ability to provide high quality services for the Funds, and noted DoubleLine’s need to invest in technology, infrastructure and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees considered statements from management that DoubleLine did not believe that implementation of breakpoints or fee reductions would be appropriate at this time, for a number of reasons, including DoubleLine’s general approach to investment advisory fees, which was to seek to set a fee from a Fund’s inception at a rate that reflected reasonably foreseeable economies of scale. They noted statements from management that that approach has facilitated the Open-End Funds’ asset raising efforts and allowed the Open-End Funds to compete with peer funds with larger asset bases from inception notwithstanding, in some cases, the Open-End Funds’ smaller asset bases. The Trustees further noted that the Adviser was still subsidizing the expenses of a number of the Funds. The Trustees also noted the Adviser’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure.

With regard to the Closed-End Funds, the Trustees noted that they have not increased in assets significantly from their initial offering due principally to their status as closed-end investment companies. They noted that there were no substantial increases in economies of scale realized with respect to the Closed-End Funds since their inception and that, in the Adviser’s view, the levels of the firm’s profitability in respect of DBL and DSL are appropriate in light of the investment the firm has made in the products, the quality of the investment management and other teams provided by the firm, and the continued investments by the firm in its own business.

The Trustees noted that, due to tax rules applicable to companies seeking to qualify as regulated investment companies, MAG and Strategic Commodity made certain investments through subsidiaries organized as a Cayman Islands exempted company (the “Subsidiaries”) in order to obtain certain desired investment exposure without eliminating its ability to qualify as a regulated investment company under the Internal Revenue Code. The Trustees considered the advisory arrangements for the Subsidiaries generally in the same manner as they had considered the advisory arrangements for MAG and Strategic Commodity.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent and the quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and with respect to some Funds lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams and each Fund’s performance to date; that the fees paid by each Fund did not appear inconsistent with the fee schedules charged to DoubleLine’s other clients (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude renewal of any Fund’s Advisory Agreement; and that it did not appear that implementation of breakpoints for any of the Funds would be appropriate at this time, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Annual Report	March 31, 2017	31

Federal Tax Information	(Unaudited) March 31, 2017

For the fiscal year ended March 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Selective Credit Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2017, was as follows:

Dividends Received Deduction
DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2017, for the Fund was as follows:

Qualified Short-Term Gains
DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2017, for the Fund was as follows:

Qualified Interest Income
DoubleLine Selective Credit Fund	79.76%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

32	DoubleLine Selective Credit Fund

Trustees and Officers	(Unaudited) March 31, 2017

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	18	None

John C. Salter, 1957	Trustee	Indefinite/Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	18	None

Raymond B. Woolson, 1958	Trustee	Indefinite/Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	18	Trustee, Advisors Series Trust(3)

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

The following Trustees are “interested persons” of the Trust as defined in the 1940 Act because they are officers of the Advisers, and indirect shareholders in the Advisers.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital LP (since December 2009).	16	None

Philip A. Barach, 1952	Trustee	Indefinite/Since January 2010	President, DoubleLine Capital LP (since December 2009).	16	None

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Annual Report	March 31, 2017	33

Trustees and Officers (Cont.)	(Unaudited) March 31, 2017

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital LP (since July 2010); President, DoubleLine Funds Trust (since January 2010).

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since October 2011	Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital LP. Formerly, Southern Wholesaler, DoubleLine Capital LP. Formerly, Assistant Treasurer, DoubleLine Funds Trust.

Keith T. Kirk, 1963	Chief Compliance Officer	Indefinite/Since May 2012	Chief Compliance Officer, DoubleLine Income Solutions Fund (since January 2013); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since May 2012); Deputy General Counsel and Chief Compliance Officer, DoubleLine Capital LP (since January 2012).

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Member of the Board of Directors, 826LA (since June 2013); Member of the Board of Directors, Junior Achievement of Southern California (since June 2013); Member of the Board of Directors, CASA of Los Angeles (since February 2013) and Chairman (since June 2016); Secretary, DoubleLine Income Solutions Fund (since January 2013); Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Chief Operating Officer, DoubleLine Capital LP (since June 2010); Secretary, DoubleLine Funds Trust (since January 2010); Formerly, Executive Vice President, DoubleLine Capital LP (from December 2009 through May 2010); Formerly, Vice Chairman, CASA of Los Angeles (from June 2014 to June 2016).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since March 2012	Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2013); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer, DoubleLine Funds Trust (since March 2012).

Cris Santa Ana, 1965	Vice President	Indefinite/Since April 2011	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital LP (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital LP (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital LP (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital LP (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Manager of Operations, DoubleLine Capital LP (since September 2012). Formerly, Manager, Western Asset Management Company.

(1) The address of each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

34	DoubleLine Selective Credit Fund

Information About Proxy Voting	(Unaudited) March 31, 2017

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Annual Report	March 31, 2017	35

Privacy Notice	(Unaudited) March 31, 2017

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

36	DoubleLine Selective Credit Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2017	FYE 3/31/2016
Audit Fees	$919,039	$815,230
Audit-Related Fees	$3,670	$3,550
Tax Fees	$177,810	$145,250
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2017	FYE 3/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2017	FYE 3/31/2016
Registrant	$177,810	$145,250
Registrant’s Investment Adviser	$1,454,202	$854,258

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/31/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/31/2017

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and
Principal Financial and Accounting Officer

Date	5/31/2017